Exhibit 99.77Q3CERT


Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1and 72DD2, 72EE, 73A1 and 73A2, 73B, 74U1 and 74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

                     Total Income Dividends (000's omitted)
                     --------------------------------------

Share       Multi-Sector
Class       Fund
------------------------------
Class A     $0
Class B     $0
Class C     $0


Item 72EE
Total capital gains distributions for which record date passed during the period

                       Total Capital Gains (000's omitted)
                       -----------------------------------

Share       Multi-Sector
Class       Fund
------------------------------
Class A     $0
Class B     $0
Class C     $0


Item 73A1 and 73A2
Distributions per share for which record date passed during the period

                      Dividends from Net Investment Income
                      ------------------------------------

Share       Multi-Sector
Class       Fund
------------------------------
Class A     $0.0000
Class B     $0.0000
Class C     $0.0000

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Item 73B
Distributions per share for which record date passed during the period

                                  Capital Gains
                                  -------------

Share       Multi-Sector
Class       Fund
------------------------------

Class A     $0.0000
Class B     $0.0000
Class C     $0.0000


Item 74U1 and 74U2
Number of shares outstanding

                       Shares Outstanding (000's omitted)
                       ----------------------------------

Share       Multi-Sector
Class       Fund
------------------------------
Class A     1,416
Class B     455
Class C     567



Item 74V1 and 74V2
Net asset value per share (to nearest cent)

                            Net Asset Value Per Share
                            -------------------------

Share       Multi-Sector
Class       Fund
------------------------------
Class A     $18.32
Class B     $18.19
Class C     $18.17